EXHIBIT 99.1


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10QSB for the quarter ended April 30, 2003, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents in all material respects the financial condition and results of operations of Vitro Diagnostics, Inc.







Date: June 18, 2003                        By: /s/  James R. Musick
                                              ----------------------------------
                                              Name: James R. Musick
                                              Title: President, Chief Executive
                                              and Principal Financial Officer
                                              Vitro Diagnostics, Inc.